UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 23, 2010
                             1-800-FLOWERS.COM, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                      0-26841                  11-3117311

(State of incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)


                        One Old Country Road, Suite 500
                          Carle Place, New York 11514

              (Address of principal executive offices) (Zip Code)

                                 (516) 237-6000

              (Registrant's telephone number, including area code)

                                      N/A

         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to Simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


On April 23, 2010, Ms. Jan Murley completed her role as Interim President for the Company's 1-800-FLOWERS.COM Consumer Floral Brand business segment. Ms. Murley will remain a member of the Company's Board of Directors.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  April 29, 2010



                            1-800-FLOWERS.COM, Inc.
                            By:   /s/ William E. Shea
                                  William E. Shea
                                  Chief Financial Officer, Senior Vice-President Finance and Administration